UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549
                               ______________

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15 (D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
    Date of Report (Date of Earliest Event Reported): February 28, 2007
                                                     -------------------

                     Commission File Number: 000-14047
                                            ----------

                     LIBERTY DIVERSIFIED HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

     Nevada                                                 04-2392188
(State or jurisdiction of                 (IRS Employer Identification No.)
 incorporation or organization)

                        2100 West Orangewood Avenue
                                 Suite 220
                         Orange, California  92868
                      -------------------------------
        (Address of principal executive offices, including zip code)

                               (949) 376-4846
                              ----------------
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES, "EXPECTS, "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE AMENDMENT TO THE ARTICLES OF INCORPORATION, PLANNED EFFORTS TO IMPLEMENT THE COMPANY'S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT AND RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY'S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: THE PROSPECTS AND FINANCIAL CONDITION OF OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the term "We," "Our," the "Company" refers to Liberty Diversified Holdings, Inc., a Nevada corporation.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointrment of Principal Officers; Compensatory Arrangements of Certain Officers

     On February 28, 2007 the Company's Board of Directors elected the following persons to serve as the Company's officers with the responsibilities set forth in the Company's By-laws: (A) Ronald C. Touchard, Chief Executive Officer, Treasurer; (B) Dr. Michael Brown, President; and (C) Wayne Bailey, Chief Financial Officer and Secretary.

     On the same date, the following persons were elected as Directors of the Company: Ronald C. Touchard, Dr. Michael Brown, and Wayne Bailey.


ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

     On February 28, 2007 the Company's Board of Directors approved an amendment to the Company's Articles of Incorporation so that, as amended, the Company's authorized Common Stock is to increase from 100,000,000 to 900,000,000 shares.

     The resolution adopting the amendment to the Company's Articles of Incorporation was further approved on February 28, 2007 by written consent of the holders of a majority of the votes issued to holders of the Company's voting capital stock.

ITEM 7.01 REGULATION FD DISCLOSURE

     On February 28, 2007 and as set forth above, the Company's Board of Directors elected officers for the coming year (as listed above) and each of the Company's three Directors, namely, Ronald C. Touchard, Dr. Michael Brown, and Wayne Bailey, were relected as Directors of the Company.

     In addition, on February 28, 2007, the Company's Board of Directors approved a resolution to amend the Company's Articles of Incorporation to increase the authorized Common Stock of the Company from 100,000,000 to 900,000,000 shares. On the same date and by written consent of the holders of a majority of the votes issued to holders of the Company's voting capital stock, the resolution to amend the Company's Articles of Incorporation was further approved to increase the authorized Common Stock of the Company from 100,000,000 to 900,000,000 shares. See "Factors That May Affect Future Results" below.

(A)  Factors That May Affect Future Results

     In General. The purchase of shares of our common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk. In many instances, these risks arise from factors over which we will have little or no control. Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others. No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)   The market price of our common stock may fluctuate significantly.

     The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

     -    the announcement of new technologies by us or our competitors;
     - quarterly variations in our and our competitors' results of operations;
     - changes in earnings estimates or recommendations by securities analysts;
     - developments in our industry; general market conditions and other factors, including factors unrelated to our own operating performance;
     - changing regulatory exposure, laws, rules and regulations which may change; and
     -    tax incentives and other changes in the tax code.

     Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)   Trading of our common stock is limited and Potential Dilution

     Our Common Stock is traded on a limited basis and there can be no guarantee that our Common Stock will gain or maintain any sustained trading market. Trading in our common stock has historically been limited and sporadic with only a limited trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities. This too will sharply limit interest by individual and institutional investors. Further, upon filing of the Amendment to our Articles of Incorporation, we may issue additional shares of its common stock. There can be no assurance that the Company will be able to issue any additional shares of its common stock or if it is successful in issuing any additional shares of its Common Stock, that it will be able to do so at any price that is reasonable in light of the Company's current circumstances.

3)   Limited Financial Resources and Future Dilution

     We are a small company and we have limited financial resources. While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. We anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.




                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Form 8-K statement has been signed by the following persons in the capacities and on the dates indicated:


Name                          Title                         Date
---------------------------   ---------------------------   ---------------


/s/ Dr. Michael Brown
---------------------------
Dr. Michael Brown             President                     March 6, 2007


/s/ Ronald C. Touchard
---------------------------
Ronald C. Touchard            Chief Executive Officer/
                              Treasurer Chairman of the
                              Board of Directors            March 6, 2007

/S/ Wayne Bailey
---------------------------
Wayne Bailey                  Chief Financial Officer/
                              Secretary                     March 6, 2007